                                  FIRST AMENDMENT TO
                           AGREEMENT FOR PURCHASE AND SALE
                                         AND
                              JOINT ESCROW INSTRUCTIONS

     THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "AMENDMENT") is made as of November 12, 1998, between INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER") and KSL RECREATION CORPORATION, a Delaware corporation ("BUYER").

     A. Seller and Buyer have entered into that certain Agreement for Purchase and Sale and Joint Escrow Instructions dated as of November 5, 1998 (the "AGREEMENT").

     B. Seller and Buyer desire to amend the Agreement as set forth in this Amendment. All initially capitalized terms herein without definition shall have the definition ascribed to such terms in the Agreement. All references to "Sections" are to sections of the Agreement.

          IN CONSIDERATION OF the foregoing Recitals and the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller do hereby agree and covenant with each other as follows:

1. PERSONAL PROPERTY. The vehicles owned by Seller and more particularly identified on EXHIBIT A attached hereto (the "VEHICLES") are included within the definition of "Personal Property". On or before the Closing Date, Seller shall deliver to the Escrow Agent duly executed certificates of title to the Vehicles, which certificates shall be delivered to Buyer in accordance with SECTION 11.7.3.

2. SCHEDULE 1. The SCHEDULE 1 attached to the Agreement is replaced in its entirety with the SCHEDULE 1 attached to this Amendment. The first sentence of
Section 7.11 is amended to change the reference to the "Approval Date" to November 18, 1998.

3. ARCHAEOLOGICAL REPORT. On or prior to the Closing Date: (i) Seller shall use its best efforts to cause Paul Rosendahl (the "ARCHAEOLOGIST") to complete the final Archaeological Report with respect to the Property and to submit such report to the Hawaii Department of Land and Natural Resources Historic Preservation Division ("DNLR") in order to satisfy Condition No. 13 in the SMA Permit and (ii) Seller shall cause any outstanding amounts owing to the Archaeologist for issuance of the final Archaeological Report to be paid in full. Seller and Purchaser acknowledge that submission of the final Archaeological Report is not a Buyer's Condition Precedent to Closing. Seller shall indemnify, defend and hold the Buyer Parties harmless from all losses, damages, costs and expenses including, without limitation, reasonable attorneys' fees, actually incurred or arising out of or related to any failure to satisfy Condition No. 13 of the SMA Permit and any failure to pay any amounts owed to the Archaeologist for issuance of the final Archaeological Report, which indemnity will expire on the earlier of (i) the date that the a final Archaeological Report is approved by the DNLR and the Archaeologist is paid for issuance of the final Archaeological Report and (ii) the date that is 12 months after the Closing Date.

4.   PROJECT NAMES.

     4.1  SECTION 5.7 is hereby amended and restated in its entirety as follows:

     "Prior to the Closing Date, Seller shall (i) cause Grand Wailea Resort Hotel & Spa, Inc., Grand Wailea Weddings, Inc., Grand Wailea Resort, Inc., TSA Grand Hotel Wailea, Inc. and GWC to file amendments to their respective articles of incorporation or organization, as applicable, to change their names to omit the phrase "Grand Wailea" from each such name so that registration of the name "Grand Wailea Resort Hotel & Spa" may occur, and
     (ii) cause GWC and its Affiliates to execute such assignments, consents and other instruments as may be necessary to allow Seller to register all other Project Names and the name "Spa Grande"."

     4.2  A new SECTION 9.1.9 is added to the Agreement as follows:

     "9.1.9. NAME CHANGES. Grand Wailea Resort Hotel & Spa, Inc., Grand Wailea Weddings, Inc., Grand Wailea Resort, Inc., TSA Grand Hotel Wailea, Inc. and GWC have filed amendments to their respective articles of incorporation or organization, as applicable, to change their names to omit the phrase "Grand Wailea" from each such name."

5.   EMPLOYEE NOTICE.  The form of Employee Notice attached to the Agreement as
EXHIBIT I is replaced in its entirety with the Employee Notice attached hereto as EXHIBIT B.

6. ESTOPPEL CERTIFICATES. The first sentence of SECTION 9.1.5 is hereby amended and restated in its entirety as follows:

     "Not later than five (5) Business Days prior to the Closing Date, Buyer shall have received and reasonably approved executed estoppel certificates substantially in the form of EXHIBIT J attached hereto from each of the Tenants (provided, however, Buyer will have no right to disapprove any tenant estoppel certificate solely because of matters disclosed in writing by Seller to Buyer prior to November 12, 1998)."

7.   LOT 462.

     7.1  SECTION 7.9 is hereby amended and restated in its entirety as follows:

     "Prior to the Closing Date, Seller shall obtain a written license agreement (the "LOT 462 LICENSE AGREEMENT") from TSA International, Limited, a Hawaii corporation ("TSA"), in form and substance reasonably acceptable to Buyer, to allow the owner of the Hotel to use Lot 462 for group functions in connection with group Booking agreements entered into prior to the date hereof, which group Booking agreements specifically require the use of the area known as "Lai Honua". From and after November 12, 1998, Seller shall not accept any additional group Bookings for the area known as "Lai Honua". "

     7.2  A new SECTION 9.1.10 is added to the Agreement as follows:

     "9.1.10. LOT 462 LICENSE. Buyer shall have received the Lot 462 License Agreement, in form and substance reasonably acceptable to Buyer."

8. SMA PERMIT. Prior to the Closing Date, Seller shall deliver to the County of Maui Planning Department a letter substantially in the form of EXHIBIT C attached hereto, notifying the County of Maui Planning Department that ownership of the Property was transferred to Seller. Seller shall provide (and shall use its best efforts to cause GWC to provide) any other letters or information reasonably requested by Buyer with respect to the transfer and assignment of the SMA Permit to Buyer upon Closing (and this covenant will survive the Closing for a period of 12 months). Seller and Buyer acknowledge that the consent of the County of Maui Planning Department to the transfer of the SMA Permit to Buyer upon Closing is not a Buyer's Condition Precedent to Closing.

9. ASSUMED LIABILITIES. Notwithstanding anything to the contrary contained in the Agreement, (i) Buyer's assumption of any liabilities and obligations in connection with its assumption of the First Mortgage Loan for the benefit of Lender shall not, as between Seller and Buyer, be deemed Buyer's assumption of any liabilities and obligations pursuant to the Agreement (except to the extent otherwise specifically assumed by Buyer pursuant to the Agreement), including, without limitation, for purpose of applying the indemnification provisions set forth in SECTION 13.21 and (ii) any statements or covenants made by Lender in connection with Buyer's assumption of the First Mortgage Loan shall not, as between Seller and Buyer, be deemed statements or covenants of Seller for any purpose under the Agreement (except to the extent otherwise specifically made by Seller pursuant to the Agreement), including, without limitation, for purpose of applying the indemnification provisions set forth in SECTION 13.21.

10.  MISCELLANEOUS.

     10.1 Each of Buyer and Seller acknowledge that it and its counsel have participated substantially in the drafting of this Amendment and agree that, accordingly, in the interpretation and construction of this Amendment, no ambiguity, real or apparent, in any provision hereof shall be construed against Buyer or Seller by reason of the role of such party or its counsel in the drafting of such provision.

     10.2 If any provision of this Amendment as applied to Buyer and Seller or to any circumstances shall be held by a court of competent jurisdiction to be void or unenforceable for any reason, such event shall in no way affect the validity or enforceability of this Amendment as a whole, or of any other provisions hereof, or of the provision in question when applied to circumstances materially different from those involved in such holding.

     10.3 THIS AMENDMENT SHALL BE DEEMED TO BE AN AGREEMENT MADE UNDER THE LAW OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     10.4 This Amendment may be executed in any number of counterparts and by each party on separate counterparts, each of which when executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Signature pages transmitted to the other party by telecopy are valid and binding as if originally executed.

     10.5 This Amendment shall not be recorded or filed in the public land or other public records of any jurisdiction by either Buyer or Seller and any attempt to do so may be treated by the other party as a breach of the Agreement.

     10.6 EXHIBITS A-C and SCHEDULE 1 attached hereto are incorporated into this Amendment by reference.

     10.7 Except as amended by this Amendment, the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered, each by its own representative hereunto duly authorized, as of the date first above written.


SELLER:        INTERNATIONAL HOTEL ACQUISITIONS, LLC,
               a Delaware limited liability company

               By:  /s/ Lance J. Graber
                    ----------------------------
                         Lance Graber
                         Vice President

BUYER:         KSL RECREATION CORPORATION,
               a Delaware corporation


               By:  /s/ John K. Saer, Jr.
                    ----------------------------
                         John Saer
                         Chief Financial Officer

                                     EXHIBIT A

                                SCHEDULE OF VEHICLES

1.   Ford Van License Number 464TGS

2.   Ford Pickup License Number 283TGS

3.   Ford Pickup License Number 240TGS

4.   Ford Pickup License Number 487MCE

5.   Ford Bus License Number Grand1

                                     EXHIBIT B

                              FORM OF EMPLOYEE NOTICE

                                 [ATTACHED HERETO]

November 12, 1998

TO:       All Employees

FROM:     Grand Wailea Company

Dear Employees:

The Owner of Grand Wailea Resort, Hotel & Spa has entered into an agreement to sell the hotel. The transfer of ownership is expected to occur on or before December 31, 1998. If and when the sale is completed, the Grand Wailea Company
(GWC) will cease being your actual "employer". This notice is being given to you in accordance with the Hawaii Dislocated Workers Act and the Worker Adjustment and Retraining Notification Act of 1988. You may call the State Employment Security Office at 984-8400 for more information. If you experience unemployment you may be eligible for a "dislocated workers' allowance" as provided under state law, if you receive a determination of eligibility for unemployment compensation benefits from the State of Hawaii Department of Labor and Industrial Relations.

The departure of GWC as your employer does not mean the hotel or its high standards of operations will end. You will be eligible to apply for positions with the new owner. While there may be some layoffs or terminations, and while no one knows at this time which of you will accept any offers from the purchaser, it is our hope that many of you will be accepted to assume those positions. The new owner will be setting up its selection process and standards and its own initial terms and conditions of employment, including subjects such as service credit and seniority, and will decide on its own workforce. If you accept an offer to continue to work in the hotel's operations, your service with the hotel as an operating entity may continue without any period of unemployment. If so, you may not be considered terminated from the operations of the hotel. It is possible that you and other selected employees will simply be transferred to the payroll of the new owner, upon your accepting their new terms and conditions of employment.

Those of you represented by a union may direct any questions to your union representatives. The purchaser has acknowledged, consistent with the National Labor Relations Act, that if there arises a future duty to bargain with the present union, it will certainly do so in good faith, when and if appropriate.

We sincerely wish everyone the very best during this transition.

Sincerely,

Grand Wailea Company, as employer and owner's agent

cc:  Hawaii Director of Labor and Industrial Relations
     ILWU Local 142
     Mayor of Maui

                                  November 12, 1998


VIA OVERNIGHT COURIER

Eusebio Lapenia
President
ILWU Local 142
451 Atkinson Drive
Honolulu, Hawaii 96814

     Re: SALE OF THE GRAND WAILEA HOTEL; DISLOCATED WORKERS' ACT NOTICE

Dear Mr. Lapenia:

The Grand Wailea Hotel is located at 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753. International Hotel Acquisitions, LLC ("IHA") will sell the Grand Wailea Hotel shortly. Grand Wailea Company ("GWC"), c/o Grand Wailea Hotel, 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, is the manager of the Grand Wailea Hotel and the present employer of the Hotel employees. GWC's contract to manage the Grand Wailea Hotel will expire when IHA completes the sale. GWC employs approximately one thousand two hundred (1,200) employees under its management contract with IHA. GWC will cease being the employer of all its employees at the time of the sale. Some or all of these employees may, based on the decisions of the purchaser or their own choice, become unemployed as a result of this sale. In any event, they will be off our payroll as of the closing date of the sale.

We expect this to occur between December 18, 1998, and December 31, 1998. You may contact Stacey Hiramoto, Executive Director of Human Resources, at (808) 875-1234 for further information. GWC will make other information, such as the job titles of the employees, the number of employees affected in each job category, the name of each union representing employees and the name and address of the chief elected officer of the union available for inspection at GWC's facilities. This letter is being sent with the attached letter to the Mayor of the County of Maui and the Director of the State of Hawaii, Department of Labor and Industrial Relations and the attached letter is being sent to all employees.

                                        Very truly yours,

EMPLOYER-HOTEL MANAGER                  SELLER
Grand Wailea Company                    International Hotel Acquisitions, LLC
3850 Wailea Alanui Drive                c/o CSFB
Wailea, Maui, Hawaii 96753              11 Madison Avenue, 5th Ave
                                        New York, New York 10010

                                  November 12, 1998


VIA OVERNIGHT COURIER

Mayor Linda Lingle
County of Maui
200 South High Street
Wailuku, Maui 96793

     Re: SALE OF THE GRAND WAILEA HOTEL; DISLOCATED WORKERS' ACT NOTICE

Dear Mayor Lingle:

The Grand Wailea Hotel is located at 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753. International Hotel Acquisitions, LLC ("IHA") will sell the Grand Wailea Hotel shortly. Grand Wailea Company ("GWC"), c/o Grand Wailea Hotel, 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, is the manager of the Grand Wailea Hotel and the present employer of the Hotel employees. GWC's contract to manage the Grand Wailea Hotel will expire when IHA completes the sale. GWC employs approximately one thousand two hundred (1,200) employees under its management contract with IHA. GWC will cease being the employer of all its employees at the time of the sale. Some or all of these employees may, based on the decisions of the purchaser or their own choice, become unemployed as a result of this sale. In any event, they will be off our payroll as of the closing date of the sale.

We expect this to occur between December 18, 1998, and December 31, 1998. You may contact Stacey Hiramoto, Executive Director of Human Resources, at (808) 875-1234 for further information. GWC will make other information, such as the job titles of the employees, the number of employees affected in each job category, the name of each union representing employees and the name and address of the chief elected officer of the union available for inspection at GWC's facilities. This letter is being sent with the attached letter to the union that represents bargaining unit employees and the attached letter is being sent to all employees.

                                        Very truly yours,

EMPLOYER-HOTEL MANAGER                  SELLER
Grand Wailea Company                    International Hotel Acquisitions, LLC
3850 Wailea Alanui Drive                c/o CSFB
Wailea, Maui, Hawaii 96753              11 Madison Avenue, 5th Ave
                                        New York, New York 10010

                                  November 12, 1998


VIA OVERNIGHT COURIER

Roger Tacdol
Division Director
ILWU Local 142
896 Lower Main Street
Wailuku, Maui, Hawaii 96793

     Re: SALE OF THE GRAND WAILEA HOTEL; DISLOCATED WORKERS' ACT NOTICE

Dear Mr. Tacdol:

The Grand Wailea Hotel is located at 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753. International Hotel Acquisitions, LLC ("IHA") will sell the Grand Wailea Hotel shortly. Grand Wailea Company ("GWC"), c/o Grand Wailea Hotel, 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, is the manager of the Grand Wailea Hotel and the present employer of the Hotel employees. GWC's contract to manage the Grand Wailea Hotel will expire when IHA completes the sale. GWC employs approximately one thousand two hundred (1,200) employees under its management contract with IHA. GWC will cease being the employer of all its employees at the time of the sale. Some or all of these employees may, based on the decisions of the purchaser or their own choice, become unemployed as a result of this sale. In any event, they will be off our payroll as of the closing date of the sale.

We expect this to occur between December 18, 1998, and December 31, 1998. You may contact Stacey Hiramoto, Executive Director of Human Resources at (808) 875-1234 for further information. GWC will make other information, such as the job titles of the employees, the number of employees affected in each job category, the name of each union representing employees and the name and address of the chief elected officer of the union available for inspection at GWC's facilities. This letter is being sent with the attached letter to the Mayor of the County of Maui and the Director of the State of Hawaii, Department of Labor and Industrial Relations and the attached letter is being sent to all employees.

                                        Very truly yours,

EMPLOYER-HOTEL MANAGER                  SELLER
Grand Wailea Company                    International Hotel Acquisitions, LLC
3850 Wailea Alanui Drive                c/o CSFB
Wailea, Maui, Hawaii 96753              11 Madison Avenue, 5th Ave
                                        New York, New York 10010

                                  November 12, 1998


VIA OVERNIGHT COURIER

Ms. Lorraine H. Akiba, Director
State of Hawaii, Department of Labor
     and Industrial Relations
830 Punchbowl Street, Room 321
Honolulu, Hawaii 96813

       Re: SALE OF THE GRAND WAILEA HOTEL; DISLOCATED WORKERS' ACT NOTICE

Dear Ms. Akiba:

The Grand Wailea Hotel is located at 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753. International Hotel Acquisitions, LLC ("IHA") will sell the Grand Wailea Hotel shortly. Grand Wailea Company ("GWC"), c/o Grand Wailea Hotel, 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, is the manager of the Grand Wailea Hotel and the present employer of the Hotel employees. GWC's contract to manage the Grand Wailea Hotel will expire when IHA completes the sale. GWC employs approximately one thousand two hundred (1,200) employees under its management contract with IHA. GWC will cease being the employer of all its employees at the time of the sale. Some or all of these employees may, based on the decisions of the purchaser or their own choice, become unemployed as a result of this sale. In any event, they will be off our payroll as of the closing date of the sale.

We expect this to occur between December 18, 1998, and December 31, 1998. You may contact Stacey Hiramoto, Executive Director of Human Resources at (808) 875-1234 for further information. GWC will make other information, such as the job titles of the employees, the number of employees affected in each job category, the name of each union representing employees and the name and address of the chief elected officer of the union available for inspection at GWC's facilities. This letter is being sent with the attached letter to the union that represents bargaining unit employees and the attached letter is being sent to all employees.

                                        Very truly yours,

EMPLOYER-HOTEL MANAGER                  SELLER
Grand Wailea Company                    International Hotel Acquisitions, LLC
3850 Wailea Alanui Drive                c/o CSFB
Wailea, Maui, Hawaii 96753              11 Madison Avenue, 5th Ave
                                        New York, New York 10010

                                     EXHIBIT C

                           FORM OF COUNTY OF MAUI LETTER

                       INTERNATIONAL HOTEL ACQUISITIONS, LLC
                             c/o the Grand Wailea Hotel
                              3850 Wailea Alanui Drive
                             Wailea, Maui, Hawaii 96753


                                 November __, 1998


Ms. Colleen Suyama
County of Maui Planning Department
200 S. High Street
Wailuku, Maui, Hawaii 96793

          Re:  SPECIAL MANAGEMENT AREA PERMIT NO. 87/SMA-35

Dear Ms. Suyama:

          This letter is provided to advise you that in June, 1998, ownership of the Grand Wailea Hotel was transferred by the Grand Wailea Company ("GWC") to International Hotel Acquisitions, LLC ("IHA"), and in connection with such transfer, Special Management Permit No. 87/SMA-35 was assigned to IHA by GWC. For your information, enclosed is a copy of the Deed dated as of June 15, 1998, executed by GWC, as grantor, and IHA, as grantee, recorded in the Office of the Assistant Registrar of the Land Court on June 15, 1998 as Instrument No. 2463683.

                                        Very truly yours,



                                        Lance Graber
                                        Vice President
                                        International Hotel Acquisitions, LLC

                                     SCHEDULE 1

                                 [Attached hereto]

                                     SCHEDULE 1

             SCHEDULE OF SERVICE CONTRACTS, LEASES AND EQUIPMENT LEASES

LEASES

1. Concession Agreement dated May 5, 1995, by and between Grand Wailea Company and Budget Rent A Car Systems, Inc.

2. Concession Agreement dated September 4, 1991 by and between Grand Wailea Company and American Express Travel Related Services Company, Inc., as amended by instrument dated _____________, 1996 (executed on or about October 3, 1996).

3. Standard Concession Lease Agreement dated June 16, 1997, by and between Grand Wailea Company, as Landlord, and Ki'i Gallery, Inc., as Tenant.

4. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Richter's of Hawaii, as Tenant, as amended by written notice dated May 22, 1996, from Tenant to Landlord of exercise of option to extend lease term.

5. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Senses Joint Venture, as Tenant, as assigned by Tenant to W. H. Smith Hotel Stores Inc. pursuant to Assignment of Lease dated November 27, 1991, and as amended by First Amendment to Lease dated November 27, 1991 by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc.

6. Standard Concession Lease Agreement dated November 24, 1997, by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Maui Clothing Company, Inc., as Tenant.

7. Standard Concession Lease Agreement (undated), by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Noa Noa Kona, Inc., as Tenant.

8. Standard Concession Lease Agreement dated April 24, 1991, by and between Grand Hyatt Wailea, as Landlord, and Sandal Tree Limited, as Tenant.

9. Standard Concession Lease Agreement dated August 8, 1991, by and between Grand Wailea Company, as Landlord, and Lorenzi of Italy, as Tenant, and as amended by Amendment to Standard Concession Lease Agreement dated August 30, 1996, by and between Grand Wailea Company and Lorenzi of Italy.

10. Standard Concession Lease Agreement dated February 27, 1996, by and between TSA Management Company, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant.

11. Standard Concession Lease Agreement dated April 8, 1993, by and between Grand Wailea Company, as Landlord, and Lahaina Printsellers, Ltd., as Tenant, and as amended by Amendment to Standard Concession Lease Agreement dated April 30, 1997, by and between Grand Wailea Company and Lahaina Printsellers, Ltd. Standard Concession

     Lease Agreement dated February 27, 1996, by and between TSA Management Company, Limited, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant (for 423 square feet formerly occupied by Lahaina Print Sellers).

12. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Edward D. Sultan Co., Ltd., as Tenant (HF Wichman Lease), as amended by written notice dated August 2, 1996, from Tenant to Landlord of exercise of option to extend lease term.

13. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc., as Tenant (Men's
     Shop).

14. Standard Concession Lease Agreement dated September 10, 1991, by and between Grand Wailea Company, as Landlord, and Resort Medical Services, Ltd., as Tenant.

15. Concession Agreement dated December 15, 1997, by and between TSA Management Company, Ltd., and The Business Center LLC, together with amendment dated April 13, 1998 by and among Solidrock L.L.C., TSA Management Company, Ltd., and Grand Wailea Company.

16. Standard Concession Sublease Agreement dated January 1, 1993, by and between TSA Management, Inc., and Double Check Photo Systems, Inc., together with Guaranty dated February 4, 1998 by Pierre Crevolin, letter dated April 17, 1998 addressed to Mr. Pierre Crevolin from Eileen Maniaci regarding "Lease Renewal", and Extension of Lease letter addressed to TSA Management Company, Ltd.

Service Contracts

l. Mitsubishi Elevators & Escalators (Service Agreement dated August 1, 1993) by and between Grand Wailea Resort, Hotel and Spa and MEC Elevator Company, together with Vertical Transportation Maintenance Agreement (undated) by and between MEC Elevator Company and Grand Wailea Resort, Hotel & Spa.

2. New Hermes Incorporated (Extended Warranty Agreement dated July 21, 1995) by and between Grand Wailea Resort, Hotel & Spa, as buyer, and New Hermes, Incorporated Service and Customer Support.

3. NEC Business Communication Systems (West), Inc. (Maintenance Service Agreement NEC Business Communication Systems (Hawaii) dated November 21,
     1996), by and between NEC Business Communication Systems (Hawaii), a division of NEC Business Communication Systems (West), Inc., and Grand Wailea Co., together with letter dated October 23, 1997 from NEC indicating the automatic renewal of the NEAXA 2400 TELEPHONE switch, letter dated November 18, 1997 offering to add the Centigram Voicemail system to fill parts and labor telephone switch maintenance agreement.

4. Hawaii Sound Systems, Inc. (Agreement dated October 24, 1994 accepted by Grand Wailea Resort).

5. Hewlett Packard (Agreement for Support Service Package Summary, Customer Contract Information for Support Services, Support Service Summary, Hardware Products Supported, Agreement Summary of Charges for Support Services, dated February 18, 1998).

6. Johnson Controls (Renewal of Service Agreement - Metasys, JC 85/40 letter dated July 23, 1996 accepted by Brian Haraguchi on August 7, 1996).

7. JRS International, Inc. (Service Agreement dated October 1, 1993, but effective October 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and JRS International, Inc.

8. MGM Services, Inc. (Service Agreement dated November 8, 1994, but effective January 1, 1995), by and between Grand Wailea Resort, Hotel and Spa and MGM Services, Inc.

9. Maui Audio Center (Service Agreement dated August 1, 1993, but effective August 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and Maui Audio Center.

10. NALCO Chemical Company (Service Agreement dated May 23, 1994, but effective as of June 1, 1994), by and between Grand Wailea Resort, Hotel and Spa, and NALCO Chemical Company.

11. GASCO, Inc. (Service Agreement dated April 20, 1994, but effective April 15, 1994), by and between Grand Wailea Resort, Hotel and Spa, and GASCO, Inc.

12. Restaurant Environmental Services, Inc. (Service Agreement dated August 11, 1997, but effective as of August 11, 1997), by and between Grand Wailea Resort, Hotel and Spa, and Restaurant Environmental Services Inc.

13. Servidyne Systems, Inc. (Service Agreement dated July 20, 1993, but effective as of August 1, 1993), by and between Grand Wailea Resort, Hotel and Spa, and Servidyne Systems, Inc.

14. TCI of Hawaii, Inc. (Cable Television Bulk Billing Agreement - Hotel - Owner Installed, dated January 1, 1997 by TCI of Hawaii, Inc. dated January 1, 1997), by and between TCI of Hawaii, Inc., as Operator, and Grand Wailea Resort, as Owner.

15.  Simplex (Service Agreement dated July 10, 1997, but effective July 1,
     1997), by and between Grand Wailea Resort, Hotel and Spa, and Simplex.

16. Uniquest The Solution Source (Purchase and Software License Agreement Hospitality Division entered into on or about May 1993), by and between UNIQUEST, Inc. and Grand Wailea Resort Hotel & Spa.

17. Valley Isle Pest Control, Inc. (Service Agreement dated August 18, 1993, but effective September 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and Valley Isle Pest Control, Inc.

18. SESAC (SESAC, Inc. Hotel, Motel & Resort Performance License dated September 25, 1996, between SESAC, Inc., and Grand Wailea Company, dba:
     Grand Wailea Resort, Hotel & Spa).

19. LodgeNet (LodgeNet Guest Pay Agreement (undated) by and between LodgeNet Entertainment Corporation and Grand Wailea Resort, Hotel & Spa, and Addendum attached thereto), executed on or about May 23, 1996.

20. AT&T (AT&T Commission Agreement Renewal Agreement entered into June 16, 1995, between AT&T Communications, Inc. acting on behalf of the Interstate Division of AT&T Corp. and the AT&T Communications interexchange companies, and Grand Wailea Resort, together with AT&T Commission Agreement Bonus Addendum entered into June 16, 1995, and Letter of Authorization).

21. BHP Petroleum - Gas Express (Letter regarding Commercial Fleet charge cards).

22. EPS Electronic Processing Source, Inc. (Merchant Processing Agreement entered by and among First USA Merchant Services, Inc., Electronic Processing Source, Inc. and Grand Wailea Company, dba Grand Wailea Resort, Hotel & Spa, executed on May 24, 1993).

23. Murad, Inc. (Murad, Inc. Charter Club Membership Agreement agreed by Grand Wailea Resort & Spa).



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

24.  The Fidelio Agreements

25.  Extended maintenance contract for Saflok door lock systems

26. Independent Contractor Agreement by and between Grand Wailea Resort, Hotel & Spa and Ken Longacre of Wrap-A-Rainbow, Inc., dated to be effective November 4, 1996

27. Service Agreement by and between Grand Wailea Resort, Hotel and Spa and Authentic Concepts, Inc., dated and effective January 15, 1998.

28. Service Agreement by and between Grand Wailea Resort, Hotel and Spa and Lafferty Watersports dated and effective January 12, 1998.

29. Service Agreement by and between Grand Wailea Resort, Hotel and Spa and Rainbow Aquatics dated and effective January 15, 1998.

30. Service Agreement by and between Grand Wailea Resort, Hotel and Spa and Rochelle Selzer dated and effective January 19, 1998.

31.  Service Contract with Loomis Fargo & Co.

32.  Service Contract with Vision Window Cleaning

33.  Service Contract with AmeriClean Systems, Inc.

34.  Service Contract with Maui Disposal Co., Inc.

35.  Service Contract with Professional Cleaning Services (Nightshine Cleaning)

36.  Service Contract with York International

37. Proposed 1999 Wholesale Contracts for each of the following (the ones marked with an "*" have been executed):

     -    Aloha 7 Travel
     -    JTB Hawaii, Inc.
     -    Kintetsu International Express (USA), Inc.
     -    Pacifico Creative Services*
     -    Discovery Aloha, Inc.
     -    NTA Pacific
     -    Trans Orbit Hawaii, Inc.*
     -    Travel Plaza*
     -    Pleasant Holidays
     -    AmericanTours International*
     -    Connection Holidays
     -    Connoiseur Holidays Unlimited *
     -    Eurotours (New World Travel)
     -    Fantasy Holidays *
     -    Haddon Holidays
     -    Happy Tours *
     -    Liberty Travel/Gogo Tours *
     -    Rendevous Tours *
     -    Runaway Tours
     -    Soltur Inc.


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

     -    Sterling Management, Inc
     -    Roberts Hawaii
     -    Sun Islands Hawaii

38.  1998 Wholesale Contracts for each of the following:

     -    Aloha 7 Travel
     -    JTB Hawaii, Inc.
     -    Kintetsu International Express (USA), Inc.
     -    Pacifico Creative Services
     -    R&C Hawaii Tours, Inc.
     -    Diamond Travel Hawaii
     -    Discovery Aloha, Inc.
     -    Hankyu Express USA, Inc.
     -    Meitetsu Hawaii, Inc.
     -    NTA Pacific
     -    Regency Tours
     -    Tokyu VITA Hawaii Tours
     -    Trans Orbit Hawaii, Inc.
     -    Travel Plaza
     -    Pleasant Holidays
     -    AmericanTours International Connection Holidays
     -    Connoisseur Holidays Unlimited
     -    Consortium Tours of North America
     -    Eurotours (New World Travel)
     -    Fantasy Holidays
     -    Gryphon Golf & Spa Experience, Inc.
     -    Haddon Holidays
     -    Happy Tours
     -    Liberty Travel/Gogo Tours
     -    Oceans Apart Vacations
     -    Rendevous Tours
     -    Runaway Tours
     -    Soltur Inc.
     -    Sterling Management, Inc
     -    Suntreks Hawaii
     -    Sun Islands Hawaii *

39. Service Agreement dated August 1, 1993 and effective as of August 1, 1993 by and between Grand Wailea Resort, Hotel and Spa ("GWRHS") and MEC Elevator Company

40. Service Agreement dated August 11, 1997 and effective as of August 11, 1997 by and between GWRHS and Restaurant Environmental Services

41. Total Water Management Agreement effective as of May 1, 1998 between Grand Wailea Resort and NALCO Chemical Company

42. Lodgenet Guest Pay Agreement between GWRHS and Lodgnet Entertainment Corporation, together with Addendum to Lodgenet Guest Pay Agreement and


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

     correspondence related thereto

43.  AT&T Networked Commerce Services General Agreement (unexecuted copy only)

44. Computerized Security Systems, Inc. Extended Service Agreement dated as of July 15, 1995 by and between Computerized Security Systems, Inc. and the Grand Wailea Resort for Saflok door lock system

45. Service Agreement dated as of August 1, 1997 by and between Loomis Fargo & Co. and GWRHS

46. Service Agreement dated as of April 27, 1998 and effective as of May 9, 1998 by and between GWRHS and Vision Window Cleaning

47. Letter Agreement dated February 9, 1998 by and between AmeriClean Systems, Inc. and GWRHS

48. Service Agreement by and between Grand Wailea Resort and Maui Disposal Co., Inc.

49. Time and Material Agreement dated December 30, 1991 and effective as of September 1, 1991 by and between Hyatt Corporation and Professional Cleaning Services, together with Letter dated August 8, 1991 from Professional Cleaning Services to GWRHS regarding proposal for degreasing of Kitchen Exhaust Duct System

50. Service Agreement dated April 7, 1992 and effective as of August 20, 1991 by and between Hyatt Corporation and York International

Equipment Leases

l. Agreement dated October 23, 1997, by and between Grand Wailea Company and International Business Machines Corporation, to provide connectivity/networking.

2. Agreement dated November 21, 1997, by and between Grand Wailea Company and International Business Machines Corporation, for desktop computer network implementation.

3. The following Lease Agreements by and between Xerox and Grand Wailea Company for copiers/facsimile machines:

     -    dated December 12, 1997 for DC 230 Copier in Kitchen
     -    dated February 2, 1998 for DC 265 Copier in Accounting
     -    dated July 24, 1997 for DC 230 Copier/Fax in HR
     -    dated July 24, 1997 for DC 220 Copier/Fax in Catering
     -    dated August 28, 1997 for DC 220 Copier in Banquets
     -    dated April 13, 1998 for DC 220 Copier/Fax in OTC
     -    dated August 24, 1997 for DC 230 Copier in Housekeeping
     -    dated August 20, 1998 for DC 220
     -    dated July 24, 1997 for DC 220 Copier/Fax in Accounting
     -    dated January 26, 1998 for DC 220 Copier in Spa
     -    dated July 24, 1997 for DC 220 Copier/Fax in Engineering


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

     -    undated for DC 265 Copier in Front Office
     -    dated January 16, 1998 for 53282 Copier in Laundry
     -    dated January 16, 1998 for 53282 Copier in Purchasing
     -    dated January 16, 1998 for 53282 Copier in Housekeeping
     -    dated January 16, 1998 for 53282 Copier in Planning
     -    dated December 12, 1997 for 5892 Copier in Catering
     -    undated for 7042 Fax in Housekeeping
     -    dated January 26, 1998 for 7042 Fax in Napua Towers
     -    dated August 4, 1998 for DWC 657 Fax in Reservations

4. Audio Visual Headquarters (Agreement for Audio Visual Equipment and Services, entered into on March 1, 1997), by and between Audiovisual Headquarters Corporation, and Grand Wailea Resort Hotel & Spa.


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